CONSULTING AGREEMENT This CONSULTING AGREEMENT (this “Agreement”) is effective as of January 1, 2025 (the “Effective Date”) and hereby confirms the engagement by Aquestive Therapeutics, Inc., with an office at 30 Technology Drive, Warren, NJ 07059 (“Aquestive” or the “Company”), and Alexander Mark Schobel, an individual domiciled at the address set forth below his signature on the signature page of this Agreement (the “Consultant”), as a consultant to perform certain transition services as the Company may from time to time request (collectively, the “Services”). 1. The nature of the services to be performed by Consultant and the deliverables to be provided (collectively, the “Services”), as well as the timing, cost, and payment schedule, shall be as specifically set forth in Exhibit A attached to this Agreement and incorporated herein. 2. The term of this Agreement (the “Term”) shall commence on the Effective Date and continue in full force and effect until June 30, 2026, unless earlier terminated pursuant to Section 3 below. 3. Consultant may terminate this Agreement at any time upon written notice to the Company. Upon the effective date of the termination or expiration of this Agreement, Consultant shall immediately cease all Services, deliver to the Company all work in progress and return all Confidential Information (as defined below). The Company’s sole obligation to Consultant upon termination of this Agreement shall be to pay Consultant, subject to Section 4, any monies due prior to the effective date of such termination and reasonable expenses actually incurred (with the prior written authorization of the Company) prior to the effective date of such termination. 4. The Company shall pay Consultant the fees for the Services performed by Consultant, and related expenses, in each case as set forth on Exhibit A. Consultant shall provide to the Company an invoice each month for monthly fees and actual expenses incurred in sufficient detail and with sufficient documentation so as to enable calculation of payment or reimbursement of such expenses. Payments under this Agreement shall exclude all sales, use, value added or other similar taxes or duties payable in connection with the Services, any and all of which shall be the sole responsibility of Consultant. 5. The Company’s representatives may examine and audit the papers, correspondence, copybooks, accounts, invoices, and/or other information of Consultant related to this Agreement for the purpose of verifying fees and charges and otherwise confirming compliance with this Agreement. 6. At all times during the Term and after the termination or expiration of this Agreement, Consultant shall hold in strict confidence and refrain from disclosing and/or using any and all materials, information, and/or data received from the Company (“Confidential Information”) for any purpose other than performing the Services under this Agreement. All Confidential Information shall be and remain the sole property of Aquestive. Aquestive shall have the right to seek equitable and injunctive relief to prevent unauthorized use or disclosure of any Confidential Information without the requirement of posting a bond or other security. The restrictions expressed in this Section 6 in no way supersede or eliminate any rights which the Company may have pursuant to applicable law pertaining to trade secrets or proprietary information and, in the event that any such law provides greater protections of any Confidential Information than the protections set forth in this Agreement, such greater protections shall apply to such Confidential Information. 7. All of Consultant’s deliverables are and shall remain the exclusive property of, and all ownership rights therein do and shall vest in, Aquestive. All deliverables created pursuant to this Agreement are “works made for hire,” as defined in the U.S. Copyright Act, and shall vest in Aquestive upon their creation. To the extent that such deliverables are deemed by competent authority not to be works made for Docusign Envelope ID: B6FE7361-CDE1-4D77-B0C4-C45248E9B939

2 hire, same are hereby assigned to Aquestive. Consultant shall execute any instruments necessary or desirable in the opinion of the Company, and hereby appoint Aquestive as its attorney-in-fact in its name, to record any assignment or registration of copyright or other transfer of ownership in any deliverable and/or work transferred hereunder in any jurisdiction. 8. Consultant represents, warrants and covenants that: (a) all work product created under this Agreement shall be original work of Consultant or in the public domain and shall not infringe any copyright, trademark, trade secret, patent or other intellectual property right of any third party; (b) Consultant shall perform the Services diligently and in accordance with the highest professional standards; and (c) Consultant shall comply with all Company policies and procedures and applicable local, state and federal laws, rules and regulations. 9. All notices, requests, demands and other communications under this Agreement (each a “Notice”) must be in writing and shall be deemed to have been given: (a) when delivered personally, sent by telecopy (with hard copy to follow), or sent by electronic mail (with hard copy to follow); (b) one business day after being sent by nationally recognized overnight delivery service (with tracking); or (c) three business days after being deposited in the United States mail, certified and with proper postage prepaid (return receipt requested), to the appropriate party at its address set forth in this Agreement, or to such other address specified in a Notice. 10. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Florida without regard to its conflict of laws principles. 11. Consultant agrees that he is an independent contractor and has no authority to bind, represent, obligate, or act on behalf of Aquestive. Consultant shall not be entitled to any benefits afforded by Aquestive to its employees or to workers’ compensation or similar benefits or insurance protection. 12. Consultant agrees that he is solely responsible for paying when due all income taxes, including estimated taxes, payroll taxes, national insurance and other taxes incurred as a result of or in connection with the compensation paid by the Company to Consultant for services rendered under this Agreement and no income or employment tax withholdings will be deducted from such payments. 13. Consultant shall not subcontract, delegate, or assign this Agreement or any portion thereof. This Agreement shall inure to the benefit of and be binding on the Company, Consultant and their respective permitted successors and assigns. 14. This Agreement represents the entire understanding between the parties, and hereby supersedes all prior understandings and agreements, whether oral or written, between the parties with respect to the subject matter hereof. This Agreement may only be amended in a writing executed by the parties. 15. No failure or delay in exercising any right shall operate as a waiver of, or impair, any such right. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. No waiver shall have effect unless signed by the waiving party. No waiver of any such right shall be deemed a waiver of any other right. 16. If any portion of this Agreement or the application thereof is held by a court of competent jurisdiction to be invalid, illegal, non-binding or unenforceable in any respect, the remaining portions hereof or applications to a party shall remain in full force and effect. 17. This Agreement is for the sole benefit of the parties and their permitted assigns, and nothing in this Agreement expressed or implied shall give or be construed to give to any person or entity, other than Docusign Envelope ID: B6FE7361-CDE1-4D77-B0C4-C45248E9B939

3 the parties and their permitted assigns, any legal or equitable rights under this Agreement (except as for Aquestive who shall be an express third party beneficiary of this Agreement). 18. This Agreement may be executed in two or more counterparts (and by facsimile, portable document format (.pdf) or any similar format), each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each party. 19. Sections 3 through this Section 19 of this Agreement shall survive expiration or termination of this Agreement. IN WITNESS WHEREOF, the parties have caused this Agreement to be duly authorized, executed, and delivered as of the Effective Date. CONSULTANT AQUESTIVE THERAPEUTICS, INC. _______________________________ ALEXANDER MARK SCHOBEL 150 Island Sanctuary Vero Beach, Florida 32963 By:________________________________ Name: Daniel Barber Title: Chief Executive Officer Docusign Envelope ID: B6FE7361-CDE1-4D77-B0C4-C45248E9B939

EXHIBIT A Statement of Services Fees and Expenses 1. Services. Consultant’s services shall include without limitation, knowledge transfer, transition services and consultation with respect to the Company’s intellectual property portfolio and Consultant’s former Chief Innovation and Technology Officer role as may reasonably be requested from time to time during the Term. Consultant shall have discretion in selecting the dates and times he performs such Services throughout the month giving due regard to the needs of the Company’s business. 2. Fees and Expenses. The Company shall compensate Consultant for services rendered pursuant to this Agreement as follows: 2.1 Fees. The Company agrees to compensate Consultant for the Services provided by him pursuant to this Agreement on a monthly basis during the Term a retainer in the amount equal to One Thousand Seven Hundred and Fifty Dollars ($1,750.00) per calendar month (the “Monthly Retainer”). In addition to the Monthly Retainer, the Company agrees to pay Consultant an hourly fee of $500.00 for each hour (prorated for any partial hour) for Services and consultation provided by Consultant at the request of the Company from time to time during the Term (the “Hourly Fee” and, together with the Monthly Retainer, the “Fees”) on a reasonable basis to allow for the proper performance of the Services but no greater than 20 hours per month during the Term unless otherwise agreed to in writing by Consultant and the Company. 2.2 Expense Reimbursements. The Company agrees to reimburse Consultant reasonable business expenses incurred by Consultant in performing the Services as approved by the Company in writing. No expenses shall be reimbursed without proper documentation. 2.3 Payment Terms. The Company shall pay Consultant the Fees and for approved reimbursable expenses within ten (10) days after receipt of a monthly invoice from Consultant for same, all by Automated Clearing House (ACH) to an account provided by Consultant to the Company. Docusign Envelope ID: B6FE7361-CDE1-4D77-B0C4-C45248E9B939